                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.              )

Filed by the registrant    X
                          ---
Filed by a party other than the registrant
                                             ---

Check the appropriate box:

     Preliminary proxy statement
- ---

     Definitive proxy statement
- ---

 X   Definitive additional materials
- ---

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
- ---

                       WISCONSIN ELECTRIC POWER COMPANY
               (Name of Registrant as Specified in Its Charter)

                       Wisconsin Electric Power Company
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
- ---

     $500 per each party to the controversy pursuant to
- ---  Exchange Act Rule 14a-6(i)(3).

 X   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---

                           CALCULATION OF FILING FEE

     Title of each class of securities to which transaction applies:
     Common Stock, $1.00 par value
     -------------------------------------------------------------------------

     Aggregate number of securities to which transaction applies: (1)
     1,725,000
     -------------------------------------------------------------------------

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (2)
     $74.40
     -------------------------------------------------------------------------

     Proposed maximum aggregate value of transaction: (2)
     $128,340,000
     -------------------------------------------------------------------------

     Amount of filing fee:
     $25,668.00
     -------------------------------------------------------------------------

 (1) The number of issued and outstanding shares of Wisconsin Natural Gas Company ("WN") common stock to be cancelled in connection with the merger of WN with and into Registrant.

 (2) Estimated pursuant to Rules 0-11(c)(1) and 0-11(a)(4) under the Securities Exchange Act of 1934 solely for the purpose of calculating the filing fee, based on the $74.40 book value per share of WN common stock on August 31, 1994







  X
 ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


 (1)  Amount previously paid:
      $25,668.00
      -----------------------------------------------------------

 (2)  Form, schedule or registration statement no.:
      Schedule 14A (Preliminary)
      -----------------------------------------------------------

 (3)  Filing party:
      Wisconsin Electric Power Company
      -----------------------------------------------------------

 (4)  Date filed:
      October 11, 1994
      -----------------------------------------------------------

[LOGO]

Wisconsin Electric Power Company                       Richard A. Abdoo
231 W. Michigan, P.O. Box 2046                         Chairman of the Board &
Milwaukee, WI  53201                                   Chief Executive Officer



November 30, 1994


Dear Wisconsin Electric Stockholder:

Proxy materials relating to Wisconsin Electric's December 15, 1994 Special Meeting of Stockholders were mailed to you on October 31, 1994.

According to our latest records we have not yet received your vote. The meeting date is rapidly approaching and, due to the important nature of the matters being considered, I wanted to remind you that we are awaiting your voting instructions. A duplicate proxy card and return envelope are enclosed for your convenience.

Your vote on the matters under consideration (i.e., the merger of Wisconsin Natural Gas Company into Wisconsin Electric and certain amendments to the Wisconsin Electric articles of incorporation) is important. If you haven't previously mailed your proxy card, please take a moment to sign, date and mail your proxy.

Thank you.

Sincerely,

/s/Richard A. Abdoo

Richard A. Abdoo
Chairman of the Board
and Chief Executive Officer